UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2008

LIGHTSCAPE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30299
(Commission File Number)

98-0217653
(IRS Employer Identification No.)

3/F., 80 Gloucester Road, Wanchai, Hong Kong
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (852) 2546-1808

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On February 14, 2008, Lightscape Technologies Inc. issued a press release relating to its entry into a joint venture agreement to build an LED-based outdoor advertising network in China.

On February 15, 2008, Lightscape Technologies Inc. issued a press release relating to its third quarter fiscal year 2008 financial results and other business updates.

Item 9.01 Financial Statements and Exhibits

The following exhibits relating to Item 7.01 shall be deemed to be furnished, and not filed:

(d) Exhibits

99.1	Press Release of Lightscape Technologies Inc., dated February 14, 2008.

99.2	Press Release of Lightscape Technologies Inc., dated February 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSCAPE TECHNOLOGIES INC.

By:	/s/ Bondy Tan
Name: Bondy Tan
Title: President and Chief Executive Officer
Dated: February 15, 2008